FVF *A98

                        Supplement Dated January 15, 1999
                      to the Prospectuses Dated May 1, 1998
                                       of
                      FRANKLIN(R) VALUEMARK(R) II, III & IV
                       Flexible Payment Variable Annuities
                       Allianz Life Variable Account B and
                        Preferred Life Variable Account C

I. YEAR 2000 Allianz Life and Preferred Life have initiated programs to ensure that all of the computer systems utilized to provide services and administer policies will function properly in the year 2000. An assessment of the total expected costs specifically related to the year 2000 conversion has been completed; the total amounts to be expensed over the next two years are not expected to have a significant effect on either Allianz Life's or Preferred Life's financial position or results of operations. Allianz Life and Preferred Life believe they have taken steps that are reasonably designed to address the potential failure of computer systems used by their service providers and to ensure their year 2000 program is completed on a timely basis.

II. The shares of Franklin Valuemark Funds, in which the Contracts invest, have been renamed as Class 1 shares. No other changes were made to the Class 1 shares.

III. The following changes are made to the sections entitled "Trust Annual Expenses" or "Franklin Valuemark Funds' Annual Expenses" in the prospectus:

  a) The following chart restates information about certain Portfolios, as indicated below:
                              Management                Total
                              and Portfolio             Other    Annual
   Portfolio                  Administration Fees       Expenses Expenses
-------------------------------------------------------------------------------
   Zero Coupon Fund - 20005   .60%                      .03%       .63%
   Zero Coupon Fund - 20055   .62%                      .03%       .65%
   Zero Coupon Fund - 20105   .62%                      .03%       .65%

b) The footnotes are restated as follows:

   4For the year ended December 31, 1997, Franklin Advisers, Inc. ("Advisers") agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, paid by the Portfolio represented .43% and .45% of the Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

   5For the year ended December 31, 1997, Advisers agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, represented .37% and .40% of each Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

c) The Examples for certain Portfolios are restated, as indicated below:

   Franklin Valuemark II Examples

   If the Contract is fully surrendered at the end of the applicable time period and no prior surrenders have occurred, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% rate of return on assets compounded annually:
                                       1 Year  3 Years  5 Years  10 Years
------------------------------------------------------------------------------
   Zero Coupon Fund - 2000               $64     $89      $118     $246
   Zero Coupon Fund - 2005               $64     $89      $119     $248
   Zero Coupon Fund - 2010               $64     $89      $119     $248

If the Contract is not surrendered at the end of the applicable time period and no prior surrenders have occurred or is annuitized, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% annual return on assets compounded annually:

                                       1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
   Zero Coupon Fund - 2000               $22     $67      $114     $246
   Zero Coupon Fund - 2005               $22     $67      $115     $248
   Zero Coupon Fund - 2010               $22     $67      $115     $248

Franklin Valuemark III Examples

If the Contract is fully  surrendered at the end of the  applicable  time period and no prior surrenders have occurred, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% rate of return on assets compounded annually:
                                       1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
   Zero Coupon Fund - 2000               $73     $89      $118     $246
   Zero Coupon Fund - 2005               $73     $89      $118     $248
   Zero Coupon Fund - 2010               $73     $89      $118     $248

If the Contract is not surrendered at the end of the applicable time period and no prior surrenders have occurred or is annuitized, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% annual return on assets compounded annually:

                                        1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
   Zero Coupon Fund - 2000               $22     $67      $114     $246
   Zero Coupon Fund - 2005               $22     $67      $115     $248
   Zero Coupon Fund - 2010               $22     $67      $115     $248

Franklin Valuemark IV Examples

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money if you surrender your contract at the end of each time period:

                                        1 Year  3 Years  5 Years  10 Years
------------------------------------------------------------------------------
   Zero Coupon Fund - 2000               $83     $120     $153     $255
   Zero Coupon Fund - 2005               $83     $121     $154     $257
   Zero Coupon Fund - 2010               $83     $121     $154     $257

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money, if your Contract is not surrendered or is annuitized:

                                        1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
   Zero Coupon Fund - 2000               $23     $69      $119     $255
   Zero Coupon Fund - 2005               $23     $70      $120     $257
   Zero Coupon Fund - 2010               $23     $70      $120     $257